UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2019

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4242 Campus Point Court, Suite 200, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 251-4400

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 18, 2019, Heron Therapeutics, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).

Six proposals were voted on at the Annual Meeting: (1) the election of five director nominees: Kevin Tang, Barry Quart, Pharm.D., Craig Johnson, John Poyhonen and Christian Waage, to serve until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (2) the ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; (3) an advisory vote to approve compensation paid to the Company’s Named Executive Officers during the year ended December 31, 2018; (4) an advisory vote to approve the frequency of future advisory votes to approve compensation paid to the Company’s Named Executive Officers (“Say-on-Frequency Proposal”); (5) an amendment to the Company’s 2007 Amended and Restated Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 18,800,000 to 25,800,000; and (6) an amendment to the Company’s 1997 Employee Stock Purchase Plan, as amended to increase the number of shares of common stock authorized for issuance thereunder from 475,000 to 775,000.

Only stockholders of record as of the close of business on April 22, 2019 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 79,194,227 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 74,571,851 shares of common stock of the Company were represented in person and by proxy constituting a quorum for the Annual Meeting. As set forth below, all six proposals voted on at the Annual Meeting were approved by the stockholders entitled to vote thereon.

The votes with respect to each of the proposals are set forth below.

Election of five director nominees to serve until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name of Director Nominee	For	Against	Abstain	Broker Non-Votes
Kevin Tang	48,520,854	18,450,317	606,300	6,994,380
Barry Quart, Pharm.D.	66,584,704	931,083	61,684	6,994,380
Craig Johnson	57,756,120	9,737,076	84,275	6,994,380
John Poyhonen	58,298,391	9,200,472	78,608	6,994,380
Christian Waage	65,483,790	2,009,400	84,281	6,994,380

Ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

For	Against	Abstain	Broker Non-Votes
74,333,840	143,416	94,595	0

Advisory vote to approve compensation paid to the Company’s Named Executive Officers during the year ended December 31, 2018:

For	Against	Abstain	Broker Non-Votes
59,856,900	7,568,803	151,768	6,994,380

Advisory vote to approve the frequency of future advisory votes to approve compensation paid to the Company’s Named Executive Officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
67,425,853	20,168	45,651	85,799	6,994,380

Amendment to the Company’s 2007 Amended and Restated Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 18,800,000 to 25,800,000:

For	Against	Abstain	Broker Non-Votes
39,208,177	28,301,221	68,073	6,994,380

Amendment to the Company’s 1997 Employee Stock Purchase Plan, as amended to increase the number of shares of common stock authorized for issuance thereunder from 475,000 to 775,000:

For	Against	Abstain	Broker Non-Votes
66,637,469	916,190	23,812	6,994,380

Based on the advisory vote of the Company’s stockholders at the Annual Meeting for every “one year” in response to the Say-on-Frequency Proposal, the Company has determined to continue to hold an annual advisory vote to approve compensation paid to the Company’s Named Executive Officers.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: June 19, 2019	/s/ David Szekeres
David Szekeres
Senior Vice President, General Counsel, Business Development and Corporate Secretary